EXHIBIT 99.1
Investor Presentation January 2008

3 SAFE HARBOR This presentation contains "forward-looking" statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements relate to future events or to our future financial performance and involve known and unknown risks, uncertainties and other factors that may cause our actual results, levels of activity, performance or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by these forward-looking statements. In some cases, you can identify forward-looking statements by the use of words such as "may," "could," "expect," "intend," "plan," "seek," "anticipate," "believe," "estimate," "predict," "potential," "continue" or the negative of these terms or other comparable terminology. You should not place undue reliance on forward-looking statements since they involve known and unknown risks, uncertainties and other factors which are, in some cases, beyond our control and which could materially affect actual results, levels of activity, performance or achievements. Factors that may cause actual results to differ materially from current expectations include, but are not limited to: (i) our ability to obtain necessary financing; (ii) our ability to control our operating expenses; (iii) our ability to recruit and enroll patients for the CEA, ACS and FDG-PET clinical trials; (iv) our ability to successfully complete our clinical trials of VIA-2291 on expected timetables and the outcomes of such clinical trials; (v) the results of our clinical trials, including without limitation, with respect to the safety and efficacy of VIA-2291; (vi) the outcome of any legal proceedings; (vii) our ability to obtain necessary FDA approvals; (viii) our ability to successfully commercialize VIA- 2291; (ix) our ability to obtain and protect our intellectual property related to our product candidates; (x) our potential for future growth and the development of our product pipeline; (xi) our ability to form and maintain collaborative relationships to develop and commercialize our product candidates; (xii) general economic and business conditions; and the other risks described under "Risk Factors" in VIA's Form 10-Q for the quarters ended June 30, 2007 and September 30, 2007, on file with the SEC. All forward-looking statements attributable to us or persons acting on our behalf are expressly qualified in their entirety by the cautionary statements set forth above. Forward-looking statements speak only as of the date they are made, and we undertake no obligation to update publicly any of these statements in light of new information or future events. This presentation does not constitute an offer to sell or a solicitation of an offer to purchase any securities of any nature whatsoever, nor do the contents of the presentation constitute legal, tax or business advice.

5 VIA Investment Highlights Inflammation -- root cause of cardiovascular disease resulting in heart attack and stroke Lead compound, VIA-2291 has best-in-class potential Comprehensive Phase 2 program to show proof-of-concept with data beginning in Q3 2008 Potent, oral, once-daily compound inhibits key mediator of inflammation De-risked compound with significant data on patient safety Lead compound has strong value proposition Targeting large cardiovascular markets complementing existing treatments such as statins Building pipeline utilizing proprietary technology platform licensed from Stanford Experienced management and world-class advisors drive current momentum

7 Significant Recent Developments Solid clinical trial experience Positive safety and efficacy data from DSMB Launch of innovative FDG PET Phase 2 trial Hire of Dr. Rebecca Taub as Sr VP - R&D Expansion of Clinical Advisory Board

4 2006 2007 2008 2009 VIA-2291 Phase 2 Program Carotid Endarterectomy (CEA) Acute Coronary Syndrome (ACS) FDG PET VIA-2291 Late Stage Clinical Development Plan Phase 2 Proof of Concept Program designed to provide weight of evidence pointing to efficacy

11 Inflammation Matters in Cardiovascular Disease

13 Large Market with Significant Unmet Medical Need 15.8 million cases in US and 1.4 million at "high risk" Current therapies treat only risk factors AHA estimates 700,000 first time and 500,000 recurrent heart attacks in 2007 $26.2 B $27.2 B $10.5 B $5.2 B WW Cardiovascular Market >$69 billion in 2005 Source: Defined Health 2006

15 Available Therapies ONLY Reduce MACE by 20 - 30% IDEAL Prove IT HPS 4S LIPID CARE CAPRIE Reduction in MACE 0.11 0.16 0.24 0.32 0.25 0.23 19 Risk not addressed 0.88000000026296 0.83000000013148 0.75 0.67 0.74 0.76 81 Lipitor Zocor Pravachol Published Results Plavix

17 Inflammation is Key to All Stages of CV Disease Plaque rupture is a cause of Major Adverse Cardiovascular Events MACE Healthy artery Early stages of atherosclerosis Inflammatory process Early atherosclerotic lesions Vulnerable plaque Stable plaque CHD RISK STARTS HERE CHD STARTS HERE

19 Lead Compound VIA-2291 in comprehensive late stage Phase 2 clinical trial program

Leukotrienes Mediate Vascular Inflammation 5-LO is the rate limiting enzyme LTB4 recruits and activates inflammatory cells in unstable plaque 5LO is a validated pharmaceutical target VIA identified 5-LO as target for atherosclerosis Human genetic data implicates 5-LO in MACE Expression data in mouse and man shows increased expression in disease Inhibition of 5-LO reduces plaque inflammation in atherosclerosis model Published data converge on 5-LO for atherosclerosis Arachidonic Acid LTA4 LTB4 LTC4 LTD4 LTE4 5-LO FLAP LTA4 H LTA4 S 21

23 VIA-2291: Significantly De-risked Product Second generation 5-LO Inhibitor Strong product characteristics Once daily oral dosing Highly specific Potential for greater therapeutic index Extensive clinical experience - more than 1,100 patients exposed 20 Phase 1 studies, 6 Phase 2 studies, 2 Phase 3 studies (pivotal) Proven efficacy in asthma Extensive safety data base Development discontinued for commercial reasons NDA-ready CMC package Broad license of worldwide rights Exclusive worldwide license for any indication VIA retains all commercial rights Strong IP: Composition of matter patents issued and methods of use filed

25 Significant Human Data on VIA-2291 VIA-2291 Dose versus % LTB4 Inhibition Human data from Abbott showing the effective inhibition of LTB4 at multiple doses

27 Phase 3 in secondary prevention will be an outcomes trial Phase 2 program needs to demonstrate proof-of-concept Integration of histology, imaging and biomarker endpoints Demonstrate direct impact on disease process State of the art design - FDA "Critical Path" initiative Phase 3 Trials Drive Novel Phase 2 Program

29 Phase 2 Trial - Carotid Endarterectomy (CEA) Trial Design Population Carotid artery disease Carotid Endarterectomy Description 40- 50 patients scheduled for CEA Randomized, double-blind 3 months 100mg/day or placebo pre-surgery Endpoints Inhibition of 5-LO Inflammatory biomarkers Plaque inflammation and histology Result Confirm mechanism of action Demonstrate impact on plaque Confirm safety Investigator Francesco Cipollone, MD Clinical sites in Italy

31 Phase 2 Trial - Acute Coronary Syndrome (ACS) Trial Design Population Coronary artery disease Acute Coronary Syndrome Description 200 patients within 21 days of heart attack Randomized, double-blind 3 months 25mg/day, 50mg/day,100 mg/day or placebo Endpoints Inhibition of 5-LO Inflammatory biomarkers Coronary lesions on MDCT scan Result Select dose Demonstrate anti inflammatory effect Confirm safety Investigator Jean-Claude Tardif, MD Clinical sites in US and Canada

33 Phase 2 Trial - FDG PET Tahara, et al 2006 Trial Design Population Coronary artery disease Acute Coronary Syndrome Description 50 patients within 21 days of heart attack Randomized, double-blind 24 weeks, 100 mg/day or placebo Positron Emission Tomography with fluorodeoxyglucose tracer (FDG PET) Endpoints Reduction in carotid inflammation Reduction in coronary inflammation Result Demonstrate anti inflammatory effect Demonstrate reduction in macrophages Confirm safety Investigator Michael Farkouh, MD - Mount Sinai Zahi Fayed, Ph.D - Mount Sinai Ahmed Tawakol, MD - MGH Clinical sites in US

CEA ACS FDG-PET Focus on secondary prevention patients with safety and dose- ranging info Utilizing leading edge technology to demonstrate impact on inflammation Creating strong weight of evidence Unique access to diseased plaque tissue Innovative, Comprehensive Clinical Strategy Raising the Bar for Phase 2 Trial Designs in CVD 35

37 Broad Pipeline

39 Broad Development Pipeline Compound/Target Area of Focus Research Pre-Clinical Phase 1 Phase 2 Phase 3 VIA-2291 / 5-LO Acute Coronary Syndrome Carotid Endarterectomy FDG PET LTA4 Hydrolase Vascular Inflammation PDE 4 Vascular Inflammation

41 VIA Proprietary Technology Platform 4 year, $30 million study at Stanford headed by VIA Founder/CSO Inflammation key in human atherosclerosis Extensive data from work in mouse model confirms human findings >3,000 patient study confirms inflammatory genes in heart attack and stroke Database for prioritizing target classes and compounds Model and assays to evaluate compounds Significant leverage in targeting / developing compounds Exclusively licensed to VIA

43 Broad Pool of Anti Inflammatory Compounds Qualified Targets Anti inflammatory Compounds Identified Opportunities Preclinical Clinical Stage LOs (5-LO, 12-LO, FLAP) 189 109 75 34 Leukotrienes (LTA4, LTB4, LTC4, LTD4 189 189 135 54 PPARs (^,^,^) 99 92 52 40 PDEs (mostly PDE4) 153 153 95 58 Chemokines, cytokines 133 133 96 36 Phospholipase A2 (PLA2) 48 41 38 3 PAF 134 134 105 29 Kinases (p38, rho) 22 12 8 4 Cell adhesion (VLA4, VCAM) 89 27 18 9 Other classes 3,754 467 373 171 TOTAL 4,810 1358 995 438

45 Data Shows 35% Reduction in Vascular Inflammation * * Reduction in mouse model plaque macrophage with VIA-2291 * p < 0.05 Vessel wall macrophage density 70 60 50 40 30 20 10 0 0.9% Saline VIA-2291, 10mg/kg VIA-2291, 50mg/kg

47 Significant Progress

2007 Accomplishments & Upcoming Milestones 2007 Accomplishments Launched VIA Pharmaceuticals as public company Initiated PDE4 and LTA4 preclinical programs DSMB review confirmed safety and pharmacological effect Initiated FDG-PET Phase 2 Formed expanded clinical advisory board Presented animal data on VIA-2291 at AHA Upcoming Milestones Phase 2 results for CEA Q3 '08 Phase 2 results for ACS Following CEA Phase 2 results for FDG-PET 1H '09 "Go-no-go" on preclinical compound During '08 49

Personnel Position Experience Larry Cohen, PhD CEO Zyomyx, Progenitor, Somatix, Therion Oye Olukotun, MD, MPH CMO Bristol-Myers Squibb, Mallinckrodt, Esperion Tom Quertermous, MD CSO Dept Cardiovascular Medicine, Stanford Medical School Mike Perry, DVM, PhD CDO Baxter, Novartis, Schering-Plough Jim Stewart SVP CFO ACT, CN Biosciences, Ventro, E&Y Rebecca Taub, MD SVP R&D Roche, Bristol-Myers Squibb, Dupont Melisa Cooper, MD, MS VP Clinical Bristol-Myers Squibb Brendan Rae, PhD, JD VP Bus Dev Roche, Purdue Pharma 25 Experienced Management Team

World Class Advisors Scientific Advisors Israel Charo, MD, PhD UCSF Christopher Glass, MD, PhD UCSD Colin Funk, PhD Queens University Garret FitzGerald, MD University of Pennsylvania Marco Conti, MD Stanford Medical School Tod Klingler, PhD XDx, Inc Clinical Advisory Board Marc Pfeffer, MD, PhD Brigham & Women's Hospital Jean-Claude Tardif, MD University of Montreal Marcelo Di Carli, MD Brigham and Women's Hospital Robert Fenichel, MD, PhD Former FDA Peter Libby, MD Brigham and Women's Hospital Jean-Lucien Rouleau, MD University of Montreal 53

55 Financial Update Cash balance - approximately $23.0 million at year-end Cash burn - approximately $1.7million / month at present Total common shares outstanding 19.7 million Fully diluted shares outstanding 23.1 million

57 VIA Investment Highlights Inflammation -- root cause of cardiovascular disease resulting in heart attack and stroke Lead product candidate, VIA-2291 has best-in-class potential Lead compound has strong value proposition Building pipeline utilizing proprietary technology platform licensed from Stanford Attractive valuation